Exhibit 99.1
Standard BioTools 1 Unleashing Tools to Accelerate Breakthroughs in Human Health INVESTOR PRESENTATION September 2024

Legal Information 2 Forward-looking statements This presentation contains forward-looking statements that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those referred to in the forward-looking statements. All statements other than statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates”, “targets” and similar expressions) are statements that could be deemed forward-looking statements, although not all forward-looking statements contain these identifying words. Readers should not place undue reliance on these forward-looking statements. Forward-looking statements may include statements regarding financial outlook and business performance, including related to revenues, growth, margin, and operating expenses; statements regarding future financial performance and expectations, operational and strategic plans, deployment of capital, cash runway and sufficiency of cash resources, market and growth opportunity and potential, potential M&A activity, potential and ongoing restructuring plans; the potential to realize the expected benefits following the merger with SomaLogic, Inc. (“SomaLogic”), our revenue outlook for the full year 2024, and our 2026 financial targets, including with respect to revenue, non-GAAP gross margin, non-GAAP gross profit, non-GAAP operating expenses, adjusted EBITDA, cash, and free cash flow the competitive ability and position of the combined company, the success, cost and timing of the combined company’s product development, sales and marketing, and research and development activities, the combined company’s ability to obtain and maintain regulatory approval for its products, the sufficiency of the combined company’s cash, cash equivalents and short-term investments to fund operations, and any assumptions underlying any of the foregoing. Statements regarding future events are based on the parties’ current expectations and are necessarily subject to associated risks and uncertainties related to, among other things, the outcome of any legal proceedings related to the merger; risks that the anticipated benefits of the merger or other commercial opportunities may otherwise not be fully realized or may take longer to realize than expected; risks that we may not realize expected cost savings from our restructuring plans, including the anticipated decrease in operational expenses, at the levels we expect; possible restructuring and transition-related disruption, including through the loss of customers, suppliers, and employees and adverse impacts on our development activities and results of operation; restructuring activities, including our subleasing plans, customer and employee relations, management distraction, and reduced operating performance; risks that internal and external costs required for ongoing and planned activities may be higher than expected, which may cause us to use cash more quickly than we expect or change or curtail some of our plans, or both; risks that our expectations as to expenses, cash usage, and cash needs may prove not to be correct for other reasons such as changes in plans or actual events being different than our assumptions; our ability to achieve future financial targets; changes in our business or external market conditions; challenges inherent in developing, manufacturing, launching, marketing, and selling new products; interruptions or delays in the supply of components or materials for, or manufacturing of, our products; reliance on sales of capital equipment for a significant proportion of revenues in each quarter; seasonal variations in customer operations; unanticipated increases in costs or expenses; continued or sustained budgetary, inflationary, or recessionary pressures; uncertainties in contractual relationships; reductions in research and development spending or changes in budget priorities by customers; uncertainties relating to our research and development activities, and distribution plans and capabilities; potential product performance and quality issues; risks associated with international operations; intellectual property risks; and competition. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For information regarding other related risks, see the “Risk Factors” section of our most recent annual report on Form 10-K filed with the SEC on March 1, 2024. We undertake no obligation to revise or update any forward-looking statements for any reason. Non-GAAP financial information Standard BioTools has presented certain financial information in accordance with U.S. GAAP and also on a non-GAAP basis. The non-GAAP financial measures included in this presentation are non-GAAP gross margin, non-GAAP gross profit, non-GAAP operating expenses, and adjusted EBITDA. Management uses these non-GAAP financial measures, in addition to GAAP financial measures, as a measure of operating performance because the non-GAAP financial measures do not include the impact of items that management does not consider indicative of the Company’s core operating performance. Management believes that non-GAAP financial measures, taken in conjunction with GAAP financial measures, provide useful information for both management and investors by excluding certain non-cash and other expenses that are not indicative of the Company’s core operating results. Management uses non-GAAP measures to compare the Company’s performance relative to forecasts and strategic plans and to benchmark the company’s performance externally against competitors. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of the company’s operating results as reported under U.S. GAAP. Standard BioTools encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliations between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP operating results are presented in the accompanying tables of this release. Trademarks Standard BioTools, the Standard BioTools logo, Biomark, CyTOF, CyTOF XT, EP1, Helios, Hyperion, Hyperion+ and SomaScan are trademarks and/or registered trademarks of Standard BioTools Inc. (f.k.a. Fluidigm Corporation) or its affiliates in the United States and/or other countries. All other trademarks are the sole property of their respective owners. Standard BioTools products are provided for Research Use Only. Not for use in diagnostic procedures.

# Executing on our Vision
## Building a Diversified Life Science Tools Industry Leader

**LEADING PLATFORMS AND TEAM**

**Leading Proteomics and Multi-omics Platforms**
High content solutions in serum proteomics spatial proteomics and single cell proteomics

**Performance via SBS**
Leveraging Standard BioTools Business Systems (SBS) driving execution and profitability

**Strategic M&A and Partnerships**
Leveraging M&A and strategic partnerships (i.e. Illumina/ OEM partnerships) to expand sources of revenue

**OPERATING AT SCALE**

**$170-175MM**
**2024 Revenue Forecast**

**$396MM**
**Cash, cash equivalents, and investments (at 6/30/2024)**

**2026**
**Break-even adjusted EBITDA**

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# Proven Leadership Team with Operational and Scientific Prowess



**Michael Egholm, PhD**
Chief Executive Officer
*Experience:*
- Danaher
- Pall
- Roche



**Alex Kim**
Chief Operating Officer & Interim Chief Financial Officer
*Experience:*
- Danaher
- Pall
- Milliken



**Sean Mackay**
Chief Business Officer
*Experience:*
- IsoPlexis
- PhenomeX
- Lazard



**Agnieszka Gallagher**
SVP, Chief Legal Officer
*Experience:*
- Sandoz
- Alnylam
- GSK



**Jeremy Davis**
Chief Commercial Officer
*Experience:*
- Danaher
- Culligan
- CG



**Stephen Williams, MD PhD**
Chief Medical Officer
*Experience:*
- Somalogic
- Pfizer
- NIH



**Betsy Jensen**
Chief H.R. Officer
*Experience:*
- Danaher
- Gibraltar
- ITW



**David King, PhD**
SVP, Global R&D
*Experience:*
- IntegenX
- Affymetrix
- Guava



**Mona Abou-Sayed**
SVP, SBS
*Experience:*
- Mitel
- Danaher
- Tektronix



**Anders Davas**
SVP, Global Operations
*Experience:*
- Danaher
- Mölnlycke
- Telair

- Deep experience executing M&A and integration to drive profitability and growth
- Diversified life sciences tools and biopharma experience to drive progress and growth in critical end markets
- Deeply experienced multi-omic development team to provide innovation across all platform areas

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# Our Four Proteomic & Multi-Omic Platforms Uniquely Scale

**Our Solutions Cover the Four Sources of Critical Biomarker Information**

**Our M&A Strategy has delivered four complementary platforms, indexed to key biopharma needs**



**SOMASCAN™**
*PLASMA PROTEOMICS*

**CYTOF™**
*SINGLE CELL PROTEOMICS*

**HYPERION™**
*SPATIAL PROTEOMICS*

**BIOMARK™**
*GENOMICS/ MULTIOMICS*

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# Standard BioTools Product Leadership and Growth Drivers

| PROTEOMICS PLATFORMS | | | MULTIOMICS PLATFORM |
|---|---|---|---|
| **SOMASCAN** PLASMA PROTEOME | **CYTOF** SINGLE CELL PROTEOMICS | **HYPERION** SPATIAL PROTEOMICS | **BIOMARK** GENOMICS/ MULTIOMICS |




CyTOF XT


Hyperion XTi



**800+**

**Clinical Publications**

**2800+**

**Publications Utilizing Mass Cytometry**

**9200+**

**Publications in Multiomics and Genomics**

illumina®
**Proteomics Partnership**

**2600+** **Mass Cytometry Active User Base**

Olink
**OEM Proteomics Partnership**

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# Our Proteomic Solutions are Key to the Highest Growth Therapeutic Areas

**Proteomics is closest to pathology, health state, and predictive medicine**



Genomics is the blueprint

Proteomics is the function

**12,800+ proteomic and multiomic studies**

| | |
|---|---|
| **SOMASCAN**<br>PLASMA PROTEOME | **CYTOF**<br>SINGLE CELL PROTEOMICS |
| **HYPERION**<br>SPATIAL PROTEOMICS | **BIOMARK**<br>GENOMICS/ MULTIOMICS |

**Leading published clinical trial studies in below growth areas**

**3,937 Trials[1]**

**Cardiometabolic, GLP-1s**



**15,755 Trials[1]**

**Oncology**



**8,655 Trials[1]**

**Immunology**



[1] clinical trials database

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# Our High Content Proteomics Uniquely Scale to Meet Customer Needs

Widest coverage and consistency is driving our collective leadership in translational medicine

**SOMASCAN**
PLASMA PROTEOME

**Widest Coverage & Highest Precision**

**3x** more proteins

**<0.5x** coefficient of variations (CVs)

vs ANTIBODY BASED APPROACH

**CYTOF**
SINGLE CELL PROTEOMICS

**Widest Coverage & Highest Multiplex**

**5-10x** more functional proteins

**2x** more markers

vs FLOW

**HYPERION**
SPATIAL PROTEOMICS

**Widest Dynamic Range & Highest Throughput**

**10-15x** more simultaneous markers

**35-100x** more throughput

vs CYCLIC IMMUNOFLUORESCENCE


Science Translational Medicine

A proteomic surrogate for cardiovascular outcomes that is sensitive to multiple mechanisms of change in risk

High Content Cardiometabolic Biomarkers


nature communications

Neoadjuvant cobimetinib and atezolizumab with or without vemurafenib for high-risk operable Stage III melanoma: the Phase NeoACTIVATE trial

High Content Immuno-oncology Biomarkers


nature cancer

Neoadjuvant cabozantinib and nivolumab convert locally advanced hepatocellular carcinoma into resectable disease with enhanced antitumor immunity

High Content Immuno-oncology Biomarkers

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2024 Data: SomaScan is the Only Proteomic Approach that Scales Standard BioTools 9 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 0 2000 4000 6000 8000 10000 12000 # protein measurements Precision on duplicates (1 -CV %) 1.1k 5k 11k SOMASCAN ASSAY SCALING LEADING HIGH PLEX ANTIBODY BASED COMPETITOR 5k 3k 96 7k Greatest Precision Moat: SomaScan is the only plasma proteomics technology that scales Rooney et al. Plasma proteomic comparisons change as coverage expands for SomaLogic and Olink. MedRxiv Preprint. 2024 k=1,000s

# SomaScan Leadership in GLP-1 / Cardiometabolic and Key Growth Areas

## Large studies, qualifying biomarkers, over 10 years create key moats

### Novo Nordisk[1]


Prevalence of, and effect of semaglutide on, features of non-alcoholic steatohepatitis using SomaSignal tests in patients with obesity with/without type 2 diabetes, and correlation of SomaSignal tests with histology in patients with non-alcoholic steatohepatitis: analysis of data from three randomised trials
Semaglutide reduced the odds of having NASH components in populations with overweight/obesity, as measured by SomaSignal models
Semaglutide reduced the odds of:
Fibrosis
Ballooning
Inflammation
Steatosis
Aim
Methods
Results
Conclusion

Schattenberg et al. Journal of Hepatology 78:S811-S812. June 2023

### Gilead[1]


Utility of SomaSignal® Panels for Drug Response and Monitoring Disease Progression in Patients with Advanced Fibrosis Due to Nonalcoholic Steatohepatitis
Poster SAT-438
Key Findings
Conclusions
Introduction
Objective
Methods
Results
Results (Continued)

Kowdley et al. EASL June 2023

**Greatest Study Moat: 10 years of major cardiometabolic and oncology studies sponsored by pharma companies such as Novo Nordisk, BMS, Gilead, etc. have driven efforts to significantly accelerate cardiometabolic trials**

[1]Listed firms are authors on Somascan studies

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# Data Moat + Our Illumina Partnership Create Growth Opportunity

Integrating SomaLogic's products with Illumina's sequencing technologies, informatics toolsets and software

## Illumina Partnership



+



Precision on duplicates (1-CV %)
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
1.1k
5k
7k
11k
SOMASCAN ASSAY SCALING
3k
5k
LEADING HIGH PLEX
ANTIBODY BASED COMPETITOR
0
2000
4000
6000
8000
10000
12000
# protein measurements

+



**2000+**
Installed base of NovaSeq Instruments

**Only Scalable Solution on the Market Today**

**Leading Biomarker Studies**

## Growth Opportunity



**Large proteomic translational opportunity over the next decade**

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# 2024 Single Cell Proteomics & Spatial Proteomics Innovation



**'24: Hyperion launch – with up to 100x throughput over other technologies**


PanCK COL1A2
CD11c CD8a
CPT1A CD36
ATP5A CS
pS6 p-mTOR Vimentin



**'22 CyTOF XT launch: Approaching walkaway operations**


CAR
Empty
CAR + K562
Empty +K562


100%

- **KEYTRUDA**† (pembrolizumab)
- **OPDIVO**† (nivolumab)
- **YERVOY**† (ipilimumab)
- **TECENTRIQ**† (atezolizumab)
- **DARZALEX**† (daratumumab)

**100% of the top 10 cancer immunotherapies[1] have leveraged unique biomarkers in trials, found by mass cytometry**

1. Top cancer immunotherapies by revenue in 2023. † Therapies listed in peer reviewed publications

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# CyTOF Uniquely Scales with Critical Biomarkers for Oncology

Studies using conventional flow panels would have missed the critical differentiating markers

Conventional Panel in Spectral Fluorescence*


25 surface markers*
+25 intracellular/functional markers
MULTIPLE MYELOMA Research Foundation

Additional Simultaneous Coverage only on CyTOF

*Biomarker for Identification of Drug Targets in MM Trial*

**MERCK**† | pembrolizumab

*Predictive Biomarker of Survival in Pembro Phase 1 Trial*

**BMS**† | nivolumab

*Predictive Biomarker of Response in Combination Nivo Phase 2 Trial*

**NOVARTIS**† | CAR-T

*Predictive Biomarker of Response in CAR-T*

**Unique Predictive Biomarker**

*Competitor 25-color immunoprofiling assay *†Pharma listed are the firms that manufacture and/ or market the therapies in the published studies*

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0 200 400 600 800 1000 1200 1400 1600 Wk1 Wk2 Wk3 Wk4 Wk5 Cumulative Samples Per Week 0 200 400 600 800 1000 1200 1400 1600 Wk1 Wk2 Wk3 Wk4 Wk5 Cumulative Samples Per Week Spatial Proteomics Scales in Dynamic Range, Multiplex, and Throughput Standard BioTools 14 Imaging Mass Cytometry captures necessary dynamic range: i.e. Highest data quality Cyclic Fluorescence is missing dynamic range Predictive biomarker of patient response stratification in trastuzumab phase 3 trial Cyclic Fluorescence Imaging Mass Cytometry Highest Dynamic Range & Highest Multiplex Highest Throughput + GENENTECH† | trastuzumab †Pharma listed are the firms that manufacture and/ or market the therapies in the published studies

Standard BioTools Business System: Creates Flywheel Through M&A Standard BioTools 15 SBS culture of continuous improvement to achieve world class operational excellence and exceptional customer value LEAN TRANSFORMATION Build awareness of opportunities to eliminate excess/ waste and achieve the best possible efficiency KAIZEN CULTURE Facilitate continuous improvement (Kaizen) through standard work to ensure maximum quality and efficiency CUSTOMER CENTRICITY Ensure delivering value to the customer is at the center of everything we do SBS Practice Impact GAIN OPERATING EFFICIENCY Reduce cost per unit, increase gross margins, and reduce operating cash use GROW PROFITABLY Drive daily execution with quality systems, improving operational excellence around a leading suite of products CUSTOMER GROWTH Provide valuable proteomic and multi-omic solutions and insights to impact a growing customer base

Capturing $80M Synergy Opportunity Standard BioTools 16 Initial FY24 Target Achieved as of 3/31/24 Identified as of 9/30/24 Identified as of 6/30/24 $40M $50M $60M $80M • Able to operationalize synergies ahead of schedule as initial target goal was to realize by YE 2024 • This preserves investments for future growth opportunities Non-GAAP OpEx Reduction Expected to Reach $80M in 2024

# Revenue

## Continued Focus on Diversifying Revenue Mix

| Pro Forma Combined | H1 2024 | YOY |
|---|---|---|
| Instruments | $12M | (32%) |
| Consumables | $19M | (11%) |
| Service & Other | $52M | (4%) |
| **TOTAL** | **$83M** | **(11%)** |

| Pro Forma Combined | H1 2024 | YOY |
|---|---|---|
| Proteomics (Px) | $65M | (12%) |
| Genomics (Gx) | $18M | (6%) |
| **TOTAL** | **$83M** | **(11%)** |

- YTD revenue declined due to continued pressure from macroeconomic headwinds
- SomaScan Assay services business down over 2023 driven primarily by the timing of large projects
- SomaScan Assay Kits business up over 2023 from continued expansion in authorized sites and related pull-through
- Illumina early access program underway and on track for 2025 full commercial release
- While macroeconomic conditions have continued to be a near-term headwind, our instrument revenue improved sequentially; pipeline remains robust/building
- Consumables and services in both Px and Gx impacted by prior year declines in legacy installed base; new installations expected to expand pull-through in late 2024 and beyond

Reflects combined historical information, assuming the merger closed on January 1, 2023. | Numbers may not add, and percentages may not foot due to rounding. All amounts presented are non-GAAP

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# Gross Margin (Non-GAAP)

## Executing Roadmap to Expanded Gross Margin Profile

| Pro Forma Combined | Q2 2024 | YoY | H1 2024 | YoY |
|---|---|---|---|---|
| Non-GAAP Gross Profit $ | $17M | ($9M) | $43M | ($6M) |
| Non-GAAP Gross Margin % | 45% | (840 bps) | 51% | (124 bps) |

- ~250 bps impact in Q2 from lower capacity utilization related to decrease in SomaScan assay services volumes
- ~300 bps impact in Q2 from strategic decisions to replace or upgrade instruments in the field

**NON-GAAP GROSS MARGIN EXPANSION OPPORTUNITY**

2026 Target GM Profile:

Mid **60%s**

- \+ Continued deployment of SBS / Lean principles
- \+ Sales growth
- \+ Product mix shift
- \+ Overhead absorption
- \+ Reduced replacement and upgrade costs

Reflects combined historical information with certain adjustments, assuming the merger closed on January 1, 2023. | Non-GAAP gross margin excludes amortization of developed technology, non-cash stock-based compensation, and depreciation and amortization. Refer to Appendix for a reconciliation between GAAP and non-GAAP gross margin. | Numbers may not add, and percentages may not foot due to rounding. All amounts presented are non-GAAP

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Appendix

2024 Nature correction: SomaScan leads in precision/# of proteins Section 1 and Figure 1 in BioRx preprint and Nature paper were both corrected Standard BioTools 20 “Count” label misleading: not # of proteins measured

High-Parameter Cell Analysis is a Challenge with Proteins Standard BioTools 21 Mass cytometry solves fundamental limitation of fluorescence-based cell analysis Markers 30 Biological insights 100 75 50 25 0 89Y 110Pd 141Pr 150Nd 161Dy 191lr 209Bi vs Spectral overlap Discrete channels 0 10 20 30 40 50 60 SBI Advantage Fluorescent Labels Metal isotopes for mass cytometry Functional Markers

CyTOF Uniquely Scales for Translational Research Standard BioTools 22 The most robust solution in high-parameter flow cytometry market segment Number of lineage (surface) markers 5 10 15 25 Number of functional (intracellular) markers 10 20 30 40 50 CYTOF future 20 Conventional flow cytometry (many players) BIOLOGICAL INSIGHTS No limit to how many different markers can be detected at once CYTOF today SBI Advantage

Spatial Biology: Hyperion System is a Game-Changer Standard BioTools 23 Throughput: number of slides/day 0.1 1 10 100 HIGH LOWQuality Discovery Translational research Transcript Profiling Cycling High-plex IF Low-plex IF* *IF: immunofluorescence 40 Slides | 40 Markers 24 Hours SBI Advantage HYPERION

Standard BioTools 24 Non-GAAP Reconciliation Gross Margin Figures are derived from Condensed Consolidated Statements of Operations as reported in the Company’s Reports on Form 10-Q for the relevant periods. | Numbers may not add, and percentages may not foot due to rounding. As Reported Pro Forma Q2 2024 Q2 2023 Q2 2024 Q2 2023 GAAP Gross Profit ($M) $14.9 $13.6 $14.9 $21.5 Add: Amortization of Acquired Intangible Assets $0.6 $2.8 $0.6 $3.4 Add: Depreciation and Amortization in COGS $1.0 $0.3 $1.0 $0.7 Add: Stock-Based Comp in COGS $0.3 $0.1 $0.3 $0.2 Add: Restructuring in COGS $0.0 $0.0 $0.0 $0.0 Add: Cost of Sales Adjustment $0.0 $0.0 $0.0 $0.0 Non-GAAP Gross Profit $16.7 $16.8 $16.7 $25.7 GAAP Gross Margin 40.1% 49.2% 40.1% 44.6% Add: Amortization of Acquired Intangible Assets 1.5% 10.1% 1.5% 7.0% Add: Depreciation and Amortization in COGS 2.6% 1.2% 2.6% 1.5% Add: Stock-Based Comp in COGS 0.8% 0.4% 0.8% 0.3% Add: Restructuring in COGS 0.0% 0.0% 0.0% 0.0% Add: Cost of Sales Adjustment 0.0% 0.0% 0.0% 0.0% Non-GAAP Gross Margin 45.0% 60.9% 45.0% 53.4%

# Non-GAAP Reconciliation - YTD

## Gross Margin

| | As Reported | | Pro Forma | |
|---|---|---|---|---|
| | Q2 YTD 2024 | Q2 YTD 2023 | Q2 YTD 2024 | Q2 YTD 2023 |
| **GAAP Gross Profit ($M)** | **$39.1** | **$25.9** | **$37.7** | **$41.8** |
| Add: Amortization of Acquired Intangible Assets | $2.5 | $5.6 | $2.5 | $6.7 |
| Add: Depreciation and Amortization in COGS | $2.0 | $0.7 | $2.0 | $1.4 |
| Add: Stock-Based Comp in COGS | $0.5 | $0.5 | $0.5 | $0.6 |
| Add: Restructuring in COGS | $0.0 | $0.0 | $0.0 | $0.0 |
| Add: Cost of Sales Adjustment | ($1.8) | $0.0 | $0.0 | (-$1.3) |
| **Non-GAAP Gross Profit** | **$42.3** | **$32.6** | **$42.7** | **$49.1** |
| **GAAP Gross Margin** | **47.2%** | **49.0%** | **45.2%** | **44.6%** |
| Add: Amortization of Acquired Intangible Assets | 3.0% | 10.6% | 3.0% | 7.2% |
| Add: Depreciation and Amortization in COGS | 2.4% | 1.2% | 2.4% | 1.5% |
| Add: Stock-Based Comp in COGS | 0.6% | 0.9% | 0.6% | 0.6% |
| Add: Restructuring in COGS | 0.0% | 0.0% | 0.0% | 0.0% |
| Add: Cost of Sales Adjustment | (2.2%) | 0.0% | 0.0% | (-1.4%) |
| **Non-GAAP Gross Margin** | **51.1%** | **61.7%** | **51.2%** | **52.5%** |

Figures are derived from Condensed Consolidated Statements of Operations as reported in the Company's Reports on Form 10-Q for the relevant periods. | Numbers may not add, and percentages may not foot due to rounding.

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